August 2019

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. To calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT we exclude impairment on real estate, gain/loss on sale of hotel properties and the Company’s portion of EBITDAre of OpenKey from EBITDA. We further adjust EBITDAre to exclude certain additional items such as uninsured hurricane and wildfire related costs, write-off of loan costs and exit fees, other income/expense, transaction, and management conversion costs, legal, advisory and settlement costs, software implementation costs, and non-cash items such as amortization of unfavorable contract liabilities, gain /loss on insurance settlements, non- cash stock/unit-based compensation, unrealized gains/losses on investments, and derivative instruments, as well as our portion of adjustments to EBITDAre of unconsolidated entities, this is Adjusted EBITDAre. We present EBITDA, EBITDAre and Adjusted EBITDAre because we believe they reflect more accurately the ongoing performance of our hotel assets and other investments and provide more useful information to investors as they are indicators of our ability to meet our future debt payment requirements, working capital requirements and they provide an overall evaluation of our financial condition. EBITDA, EBITDAre and Adjusted EBITDAre as calculated by us may not be comparable to EBITDA, EBITDAre and Adjusted EBITDAre reported by other companies that do not define EBITDA, EBITDAre and Adjusted EBITDAre exactly as we define the terms. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as determined by GAAP as an indicator of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases, filings with the SEC or in the appendix to this presentation. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Company Presentation // August 2019 2

Management Team RICHARD J. STOCKTON Chief Executive Officer & DERIC S. EUBANKS, CFA JEREMY J. WELTER President Chief Financial Officer Chief Operating Officer . 21 years of hospitality . 19 years of hospitality . 14 years of hospitality experience experience experience . 2 years with the Company . 16 years with the Company . 9 years with the Company (5 years with the Company’s . 15 years with Morgan Stanley . 3 years with ClubCorp predecessor) Cornell School of Hotel CFA charterholder . . . 5 years with Stephens Administration, BS . Southern Methodist University Investment Bank . University of Pennsylvania BBA . Oklahoma State University BS MBA Company Presentation // August 2019 3

Strategic Overview Focused strategy of investing in luxury hotels and resorts Bardessono Hotel & Spa Grow organically through strong revenue and cost Yountville, CA control initiatives Grow externally through accretive acquisitions of high quality assets Pier House Resort Key West, FL Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt The Ritz-Carlton St. Thomas St. Thomas, USVI Highly-aligned management team and advisory structure Company Presentation // August 2019 4

2019 Q2 Hotel Operating Results

Comparable Hotel Operating Results(1)	2019 Q2	2018 Q2	% Variance
ADR	$ 290.53	$ 286.50	1.4%
Occupancy	80.2%	83.2%	(3.7)%
RevPAR	$ 232.94	$ 238.46	(2.3)%
RevPAR (not under renovation)(2)	$ 252.39	$ 257.25	(1.9)%
Total Hotel Revenue(3)	$ 118,412	$ 120,719	(1.9)%
Hotel EBITDA(3)	$ 38,287	$ 39,219	(2.4)%
Hotel EBITDA Margin	32.3%	32.5%	(0.2)%

COMPARABLE REVPAR(4)



$235
$225
$215
$205
$195
$185
$175
$199
$207
$219
$226
$231
2015
2016
2017
2018
2019 Q2 TTM

COMPARABLE HOTEL EBITDA(4)



(In millions)
$145
$140
$135
$130
$125
$120
$115
$123.3
$121.1
$126.9
$136.7
$143.4
2015
2016
2017
2018
2019 Q2 TTM

(1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, Courtyard San Francisco "The Clancy", The Notary Hotel, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota
(2) Excludes: Park Hyatt Beaver Creek, The Notary Hotel, Courtyard San Francisco "The Clancy", and St. Thomas Ritz-Carlton
(3) In thousands
(4) As reported in Earnings Releases: 2015, as reported on 2/25/2016; 2016 as reported on 2/22/2017; 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019; 2019 Q2 TTM as reported on 7/31/2019

Company Presentation // August 2019

5

2019 Q2 Highlights and Results Quarter Highlights • Adjusted EBITDAre of $32.8 million during the quarter. • Subsequent to quarter end, the Company announced the planned opening of The Clancy, an Autograph Collection property, in downtown San Francisco. The re-branded property, a conversion of the Courtyard San Francisco Downtown, is expected to officially open in early 2020. • Subsequent to quarter end, the Company announced the opening of The Notary Hotel, an Autograph Collection property, in downtown Philadelphia. The re-branded property is a conversion of the Courtyard Philadelphia Downtown hotel. Full Year Highlights ADJUSTED EBITDARE AFFO PER SHARE QUARTERLY DIVIDEND PER SHARE $125 $2.00 $0.80 $119.3 $120 $117.4 $1.60 $115 $111.1 $0.34 $109.1 $0.31 $0.15 $110 $0.20 $0.16 $0.16 $1.20 $0.38 $0.34 $105 $0.42 $0.37 $0.40 $0.12 $0.16 $0.16 $100 $95.1 $0.80 (In millions) (In $0.50 $0.56 $0.10 $95 $0.60 $0.42 $0.12 $0.62 $0.16 $0.16 $0.16 $90 $0.10 $0.40 $0.12 $85 $0.39 $0.46 $0.46 $0.44 $0.10 $0.16 $0.16 $0.16 $0.26 $0.10 $80 $0.00 $0.00 $0.05 2015 2016 2017 2018 2019 Q2 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 TTM Company Presentation // August 2019 6

High-Quality Hotels in Leading Urban & Resort Markets Capital Hilton Hotel Yountville The Notary Hotel The Ritz-Carlton Lake Tahoe Marriott Seattle Sofitel Chicago Magnificent Mile Washington D.C. Yountville, CA Philadelphia, PA Lake Tahoe, CA Seattle, WA Chicago, IL Capital Hilton Washington D.C. Renaissance Tampa Tampa, FL Bardessono Hotel & Spa Yountville, CA The Ritz-Carlton Sarasota, Courtyard San Francisco Sarasota, FL “The Clancy’ San Francisco, CA Hilton Torrey Pines Pier House Resort Park Hyatt Beaver Creek Pier House Resort The Ritz-Carlton St. Thomas La Jolla, CA Key West, FL Beaver Creek, CO Key West, FL St. Thomas, USVI Company Presentation // August 2019 Core Assets Non-Core Assets 7

Portfolio Detail

BRAEMAR HOTELS & RESORTS

$231

REVPAR(1)

- Core **portfolio quality unparalleled** in the public lodging REIT sector
- **Geographically diversified** portfolio located in strong markets

Core	Location	Number of Rooms	TTM ADR[(1)]	TTM OCC[(1)]	TTM RevPAR[(1)]	TTM Hotel EBITDA[(1)]	*% of Total*
Bardessono	Napa Valley, CA	62	$799	75%	$598	$5,826	*4.1%*
Hotel Yountville	Napa Valley, CA	80	$556	72%	$401	$5,680	*4.0%*
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$292	83%	$243	$11,440	*8.0%*
Pier House	Key West, FL	142	$447	82%	$366	$11,680	*8.1%*
Park Hyatt Beaver Creek	Beaver Creek, CO	190	$423	61%	$256	$10,010	*7.0%*
Marriott Seattle Waterfront	Seattle, WA	361	$273	84%	$229	$14,861	*10.4%*
Capital Hilton	Washington D.C.	550	$231	83%	$192	$13,525	*9.4%*
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$212	82%	$173	$7,799	*5.4%*
The Notary Hotel	Philadelphia, PA	499	$191	72%	$138	$10,623	*7.4%*
Hilton Torrey Pines	La Jolla, CA	394	$220	84%	$185	$15,839	*11.0%*
Ritz-Carlton Sarasota	Sarasota, FL	266	$376	73%	$273	$12,870	*9.0%*
Ritz-Carlton Lake Tahoe	Truckee, CA	170	$551	69%	$380	$8,513	*5.9%*
Total Core		**3,309**	**$291**	**78%**	**$227**	**$128,666**	***89.7%***
Non-Core							
Courtyard San Francisco Downtown[(2)]	San Francisco, CA	410	$301	89%	$267	$14,725	*10.3%*
Total Non-Core		**410**	**$301**	**89%**	**$267**	**$14,725**	***10.3%***
Total Portfolio		**3,719**	**$292**	**79%**	**$231**	**$143,391**	***100.0%***

Note: TTM Hotel EBITDA in thousands
(1) TTM as of 6/30/2019
(2) Announced repositioning to "The Clancy" // Autograph Collection by Marriott

Company Presentation // August 2019

8

The Notary Hotel Update Financial Highlights Investment Cost $ 19.8 million Expected RevPAR uplift $ 25 Officially Opened July 2019 Estimated unlevered IRR 19%(1) NEW SABROSO + SORBO TAPAS RESTAURANT NEW LOBBY (1) 5yr. Underwritten unlevered IRR, assumes exit cap rate of 7.5%, RevPAR uplift of $25, displacement during renovation, and EBITDA flow of 33.7% - 42.2% post Company Presentation // August 2019 repositioning. 9

Courtyard San Francisco “The Clancy” Update Financial Highlights Investment Cost $ 28.9 million Expected RevPAR uplift $ 50 Estimated unlevered IRR 22%(1) NEW LOBBY NEW FACADE Construction Timing (Completion) Guestrooms Done Lobby 2/19 - 10/19 Restaurant 2/19 - 10/19 Exterior 4/19 - 11/19 NEW RESTAURANT (1) 5yr. underwritten unlevered IRR assumes exit cap rate of 6.5%, RevPAR uplift of $50, displacement during renovation, and EBITDA flow of 13% - Company Presentation // August 2019 51.6% post repositioning. 10

Ritz-Carlton St. Thomas Update • Permanent roof work is completed • Guestroom renovations underway • Target completion October 2019 Reservations open December 1st and after NEW FACADE Island Status Beaches 100% Power 100% Airport 100% Sea Ports 100% Cruise Arrivals 100% NEW POOL Lodging 80% Company Presentation // August 2019 11

EBITDA Contribution by Brand and Class 2019 Q2 TTM Hotel EBITDA by Brand 2019 Q2 TTM Hotel EBITDA by Class 5% 10% 7% 16% 51% 52% 38% 21% Marriott Hilton Independent Hyatt Accor Luxury Upper Upscale Upscale Company Presentation // August 2019 12

Why We Focus on Luxury – Historical Performance LUXURY UPPER UPSCALE Greatest long-term Second greatest long- RevPAR growth of term RevPAR growth of 3.9%(1) 3.1%(1) 350 300 250 200 150 RevPAR (Indexed) RevPAR 100 50 Jul-10 Jul-89 Jul-92 Jul-95 Jul-98 Jul-01 Jul-04 Jul-07 Jul-13 Jul-16 Apr-96 Apr-90 Apr-93 Apr-99 Apr-02 Apr-05 Apr-08 Apr-11 Apr-14 Apr-17 Jan-88 Jan-91 Jan-94 Jan-97 Jan-00 Jan-03 Jan-06 Jan-09 Jan-12 Jan-15 Jan-18 Oct-88 Oct-91 Oct-94 Oct-97 Oct-00 Oct-03 Oct-06 Oct-09 Oct-12 Oct-15 Oct-18 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class Source: STR Company Presentation // August 2019 (1) CAGR from 12/31/1987 to 6/30/2019 13

Outlook - 2020 Luxury and Upper Upscale are expected to outperform other chain scales in 2020 Chain Scale Occupancy ADR RevPAR Luxury (0.2)% 3.2% 3.0% Upper Upscale (0.4)% 3.4% 3.0% Upscale (0.5)% 1.9% 1.4% Upper Midscale (0.2)% 1.7% 1.5% Midscale (0.1)% 1.0% 0.9% Economy 0.5% 1.0% 1.5% Independent (0.7)% 1.3% 0.6% U.S. Total (0.2)% 2.1% 1.8% In 2020, ADR growth is expected to drive all of the RevPAR growth Source: PwC Hospitality Directions, May 2019 Company Presentation // August 2019 14

External Growth – Luxury Markets ~280,000 total luxury hotel rooms in U.S.(1) TOP 15 LUXURY MARKETS BY ROOMS(1) TOP 15 LUXURY MARKETS BY REVPAR(1)(2) Market Hotels Rooms Market RevPAR Las Vegas, NV 23 37,510 Hawaii $456.75 New York, NY 61 15,238 Utah Area $426.16 Los Angeles/Long Beach, CA 63 12,936 New York, NY $376.97 Miami/Hialeah, FL 39 11,174 San Francisco/San Mateo, CA $333.20 Chicago, IL 26 8,158 California Central Coast $319.75 Hawaii 27 8,141 Los Angeles/Long Beach, CA $316.28 San Francisco/San Mateo, CA 45 8,023 California North $316.21 San Diego, CA 38 7,773 Boston, MA $293.19 Washington, DC-MD-VA 25 7,296 Colorado Area $285.29 Orlando, FL 9 6,022 Miami/Hialeah, FL $251.25 Atlanta, GA 18 5,300 Orlando, FL $239.51 California Central Coast 56 5,047 Seattle, WA $221.67 Phoenix, AZ 13 5,045 Washington, DC-MD-VA $218.68 New Orleans, LA 21 4,569 Austin, TX $211.09 Boston, MA 16 4,295 Nashville, TN $208.01 (1) Based on information provided by STR for luxury class as of 6/30/2019 Company Presentation // August 2019 (2) TTM as of 6/30/2019 15

Target Market Analysis(1) Market Size Fundamentals Pricing Desirability 300 250 200 150 100 50 0 Fundamentals Market Size Pricing Source: STR, RCA, and Bloomberg Company Presentation // August 2019 (1) Based on internal analysis as of 3/31/2019 16 Note: Fundamentals includes forecasts for RevPAR, employment growth, % of Union employed, and Office Rent Index.

Long-Term Trading Premium(1) The top quartile of lodging REITs (by RevPAR) have consistently had higher quality assets and 2.0 traded at a premium relative to other peers over PREMIUM EBITDA TRADING MULTIPLE a long-term 10 year period (TURNS) 25.0x 23.0x 21.0x 19.0x 17.0x 15.0x 13.0x 11.0x 9.0x 7.0x Fwd. 12 Months 12 Fwd. EBITDA Multiple 5.0x Top Quartile Avg NTM EBITDA Multiple Peer Avg NTM EBITDA Multiple Source: STR, SNL Top Quartile: BEE, PEB, LHO, CHSP, SHO Company Presentation // August 2019 Peers: AHT, CLDT, DRH, FCH, HT, HPT, HST, INN, RLJ, SHO, APLE, PK, XHR 17 (1) Data is from 1/1/2006 to 6/30/2019

Asset Management Overview(1) Senior Oversight 1 – Chief Operating Officer 9 – Asset managers 2 – Legal 1 – Director of Underwriting 3 – Revenue Optimization 2 – Analyst 1 – Analyst 4 – Capex specialists Acquisition Revenue Underwriting Optimization Risk Expense Management Control 1 – Risk & Insurance 1 – Analyst 1 – Property Tax specialist Company Presentation // August 2019 18 (1) Employees provided by Ashford Inc., our advisor, and provide their services to other companies in addition to ours.

Past Operating Performance Relative to Peers • Braemar has outperformed its REIT peers each of the past 4 years (Braemar results in green or red; REIT averages in black) RevPAR Growth 2015 2016 2017 2018 7.3% 2.4% -2.5%(1) -1.6%(2) 4.9% 1.5% 0.4% 2.4% Comparable Hotel EBITDA Growth 2015 2016 2017 2018 8.5% 3.7% 0.2% 3.1% 8.3% 2.5% -2.3% 1.9% Note: Comparable Results. Peers include CHSP, PEB, DRH, LHO (for years prior to 2018), and SHO (1) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 38.1% during the Q4 2017, but recorded $4.1M of Business Interruption (BI) insurance income (including Pier House Key West), which is reflected in hotel EBITDA (2) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 49.3% in 2018, but recorded BI insurance, which is reflected in hotel EBITDA Company Presentation // August 2019 19

Case Study – Pier House Resort • Braemar purchased the asset in early 2014 for $92.7 million • Remington had recently taken over property management & has a proven ability to deliver superior results • Initial yield on cost was 7.4%, yield on cost at June 30, 2019 was 11.2%(1) Historical RevPAR Quarterly NOI and NOI Yield $390 $12,000 12.0% $370 $10,000 11.0% $350 $2,451 10.0% $2,242 $3,152 $8,000 $2,157 $330 $2,020 $1,527 9.0% $1,016 $6,000 $1,317 $1,480 $310 $1,116 $2,892 8.0% $2,185 $2,493 $2,423 $4,000 $2,104 $290 $1,773 Shaded Area denotes $) thousands (In 7.0% potential Hurricane impact $270 $2,000 $3,824 $2,854 $3,224 $3,385 $3,383 $3,570 6.0% $250 $0 5.0% 2012 2013 2014 2015 2016 2017 2018 2019 Q2 2014 2015 2016 2017 2018 2019 (1) TTM Q1 Q2 Q3 Q4 NOI Yield Historical EBITDA Margin 50.0% Margin increase = 17% 48.0% 46.0% Acquired by BHR 44.0% 42.0% 40.0% 38.0% 36.0% 34.0% 32.0% 30.0% 2012 2013 2014 2015 2016 2017 2018 2019 Q2 TTM Company Presentation // August 2019 (1) TTM NOI yield based on gross book value 20

Case Study – Bardessono Hotel & Spa • Purchased for $85 million unencumbered by management. Installed Remington as property manager. • Initial TTM cap rate was 4.6%, yield on cost at June 30, 2019 was 7.3%(1) Quarterly NOI and NOI Yield Historical RevPAR $630 $6,000 9.0% 8.0% $610 $5,000 $1,356 $590 7.0% $4,000 $570 $1,238 6.0% $357 $1,917 $1,061 $550 $3,000 5.0% $1,915 $530 $2,000 $1,692 4.0% Shaded Area denotes $1,566 $1,522 $510 potential wildfire impact 3.0% (In thousands $) thousands (In $1,000 $1,442 $1,339 $1,369 $490 $1,025 $882 2.0% $0 $4 $93 $364 $470 ($438) 1.0% $450 ($1,000) 0.0% 2014 2015 2016 2017 2018 2019 Q2 TTM 2015 2016 2017 2018 2019 (1) Q1 Q2 Q3 Q4 NOI Yield Historical EBITDA Margin Margin increase = 9% 34.0% 32.0% 30.0% 28.0% 26.0% Acquired by BHR 24.0% 22.0% 20.0% 2014 2015 2016 2017 2018 2019 Q2 TTM Company Presentation // August 2019 (1) TTM NOI yield based on gross book value 21

Conservative Capital Structure TARGET LEVERAGE OVERVIEW Floating-rate debt Non-recourse debt typically provides a 45% lowers risk profile of natural hedge to the overall platform hotel cash flows Gross Assets Intended to maximize flexibility in Long-standing lender Net Debt all economic relationships environments Company Presentation // August 2019 22

Cash Management Strategy NET WORKING CAPITAL(1) Cash & Cash Equivalents $73.9 CASH TO GROSS DEBT Restricted Cash $68.0 10% TARGET Accounts Receivable, net $17.7 Prepaid Expenses $7.9 Due from Third-Party Hotel Managers, net $8.7 Investment in Ashford Inc.(2) $6.2 Total Current Assets $182.4 Accounts Payable, net & Accrued Expenses $94.8 $31.5M 7.9% 77% 47% Dividends Payable 9.3 Due to Affiliates, net 3.1 DIVIDEND CAD AFFO CAD(1),(3),(4) Total Current Liabilities $107.2 YIELD(2) PAYOUT RATIO(1) PAYOUT RATIO(1) Net Working Capital $75.2 BENEFITS Defend our assets at financing maturity Hilton Torrey Pines La Jolla, CA Opportunistic investments in severe economic downturn (1) As of 6/30/2019 (2) At market value as of 8/5/2019 (3) Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs Company Presentation // August 2019 (4) GAAP reconciliation in appendix 23

Debt Maturities The Notary Hotel OVERVIEW Philadelphia, PA 2020 1.6x 4.7% NEXT HARD DEBT FCCR(1) WEIGHTED AVG. MATURITY INTEREST RATE(1) Laddered debt maturities(1)(2) 800 700 600 500 400 $726.5 300 (In millions)(In 200 100 $0.0 $158.5 $70.0 $100.0 0 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate Company Presentation // August 2019 (1) As of 6/30/2019 24 (2) Pro forma for recent refinancing of the Ritz-Carlton St. Thomas

Peer Operating Performance Analysis Comparable Hotel EBITDA Per Room (Q2 2019 TTM) 45,000 40,000 38,556 36,557 35,000 31,689 30,158 30,000 27,283 25,000 20,000 15,000 10,000 5,000 - BHR PEB SHO CHSP DRH Comparable Hotel EBITDA Margin 30% 33% 31% 32% 30% Company Presentation // August 2019 Source: company filings 25

Valuation (1) Stock Price Performance 2019 - YTD 2018 Comparable RevPAR 160 BHR $226 150 140 PEB $205 130 120 CHSP $195 110 100 SHO $192 90 80 DRH $187 BHR SHO DRH PEB CHSP TTM CAP RATE(2) TEV / 2019E EBITDA MULTIPLE(2),(3) PRICE / 2019E AFFO / SHARE MULTIPLE(2),(3) 9.0% 8.6% 13.5x 13.2x 12.0x 11.3x 11.3x 8.4% 10.8x 10.9x 13.0x 8.5% 8.0% 12.5x 11.0x 7.7% 12.5x 9.4x 8.0% 11.8x 11.9x 10.0x 12.0x 7.5% 7.2% 7.1% 11.3x 9.0x 11.5x 7.0% 8.0x 11.0x 10.6x 6.5% 10.5x 7.0x 5.6x 6.0% 10.0x 6.0x 5.5% 9.5x 5.0x 5.0% 9.0x 4.0x SHO BHR DRH Peer CHSP PEB SHO DRH BHR Peer CHSP PEB BHR DRH Peer PEB SHO CHSP Avg Avg Avg (1) As reported by company earnings releases Company Presentation // August 2019 (2) Balance sheet data as of 6/30/2019; stock price as of 8/5/2019, not adjusted for JV interest 26 (3) Based on consensus estimates,

Highly Aligned Management Team 14.2% Management has significant personal wealth invested in the Company 3.6x Insider ownership 3.6x higher than REIT industry average $44M Total dollar value of insider ownership (as of 8/5/2019) 20.0% 18.0% 17.3% 16.0% Highly-aligned management team is among 14.2% 14.0% highest insider equity ownership of publicly- traded Hotel REITs 12.0% 10.6% 10.0% 8.0% 6.5% 6.0% 3.9% 4.0% 3.6% 2.7% 2.3% 1.7% 2.0% 1.6% 1.3% 1.1% 1.0% 0.9% 0.5% 0.0% AHT BHR HT APLE Peer CLDT CHSP INN RLJ XHR PEB HST SHO DRH PK Avg. REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Proxy and Company filings Company Presentation // August 2019 Note insider equity ownership for BHR includes direct interests and interests of related parties 27

Key Takeaways Highest Quality Portfolio Amongst All Lodging REITs…In The Segment With Greatest Expected Growth Trajectory Bardessono Hotel & Spa Growing Organically: Rigorous Asset Management Yountville, CA While Mining Portfolio for Investment Opportunities Growing Externally: Redeploying Capital into Accretive Acquisitions Pier House Resort Key West, FL Shares Likely Undervalued vs Peers The Ritz-Carlton St. Thomas St. Thomas, USVI Highly Aligned Mgmt. Team That Is a Major Shareholder Company Presentation // August 2019 28

Appendix

Portfolio Performance RevPAR TTM RevPAR TTM Hotel EBITDA Core 2019 Q2 Growth YoY 2019 Q2 Growth YoY Per Room(1) Bardessono -5.6% 2.1% $94.0 Hotel Yountville -7.5% -0.3% $71.0 Ritz-Carlton St. Thomas * * $63.6 Pier House 6.5% 12.8% $82.3 Park Hyatt Beaver Creek -21.9% -4.5% $52.7 Marriott Seattle Waterfront -12.7% -5.2% $41.2 Capital Hilton -3.4% -5.4% $24.6 Sofitel Chicago Magnificent Mile 5.7% 6.1% $18.8 The Notary Hotel -13.1% -39.7% $21.3 Hilton Torrey Pines 4.3% 5.2% $40.2 Ritz-Carlton Sarasota 0.4% -2.9% $48.4 Ritz-Carlton Lake Tahoe -2.8% * $50.1 Total Core -3.8% 2.5% $38.9 Non-Core Courtyard San Francisco Downtown "The Clancy" 4.6% -21.9% $35.9 Total Portfolio -2.3% * $38.6 (1) In thousands Company Presentation // August 2019 * Denotes unavailability of data 30

Reconciliation of Net Income (Loss) to Cash Available for Distribution

In thousands

	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	TTM Ended June 30, 2019
Net income (loss)	$ (5,623)	$ (1,322)	$ (13,913)	$ (626)	$ (21,484)
(Income) loss from consolidated entities attributable to noncontrolling interest	248	(99)	(274)	(1,695)	(1,820)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	865	440	1,826	452	3,583
Preferred dividends	(2,532)	(2,532)	(2,083)	(1,707)	(8,854)
Net income (loss) attributable to common stockholders	(7,042)	(3,513)	(14,444)	(3,576)	(28,575)
Depreciation and amortization on real estate	17,669	15,904	14,320	13,720	61,613
Impairment charges on real estate	-	-	-	-	-
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(865)	(440)	(1,826)	(452)	(3,583)
Equity in (earnings) loss of unconsolidated entities	51	50	(27)	81	155
(Gain) loss on sale of hotel property	(9)	-	88	-	79
Company's portion of FFO of OpenKey	(49)	(51)	(78)	(81)	(259)
FFO available to common stockholders and OP unitholders	9,755	11,950	(1,967)	9,692	29,430
Series B Cumulative Convertible Preferred Stock dividends	1,707	1,707	1,707	1,707	6,828
Transaction and management conversion costs	235	634	2,000	-	2,869
Other (income) expense	139	117	63	64	383
Interest expense accretion on refundable membership club deposits	213	225	300	226	964
Write-off of loan costs and exit fees	-	312	-	-	312
Amortization of loan costs	1,003	1,155	1,080	1,070	4,308
Unrealized (gain) loss on investments	4,626	(707)	4,672	(2,158)	6,433
Unrealized (gain) loss on derivatives	(654)	872	(721)	578	75
Non-cash stock/unit-based compensation	2,021	1,528	1,295	1,674	6,518
Legal, advisory and settlement costs	75	71	426	277	849
Advisory services incentive fee	(1,105)	1,314	(2,241)	1,380	(652)
Contract modification cost	-	-	-	-	-
Software implementation costs	-	-	-	-	-
Uninsured hurricane and wildfire related costs	-	-	-	-	-
Company's portion of adjustments to FFO of OpenKey	8	11	8	2	24
Adjusted FFO available to the common stockholders and OP unitholders	$ 18,023	$ 19,189	$ 6,622	$ 14,512	$ 58,341
FFE reserve (net of noncontrolling interest)	(5,186)	(5,688)	(4,336)	(4,789)	(19,999)
Series B Cumulative Convertible Preferred Stock dividends	(1,707)	(1,707)	(1,707)	(1,707)	(6,828)
Cash available for distribution to the Company and OP unitholders	$ 11,130	$ 11,794	$ 579	$ 8,016	$ 31,514

Company Presentation // August 2019

31

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands except per room data Three Months Ended Three Months Ended Three Months Ended Three Months Ended TTM Ended June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2019 Net income (loss) $ 12,770 $ 16,470 $ 6,525 $ 14,567 $ 50,332 Non-property adjustments (9) - (26) - (35) Interest income (77) (62) (61) (57) (257) Interest expense 4,965 4,856 4,342 4,100 18,263 Amortization of loan cost 209 345 284 279 1,117 Depreciation and amortization 18,474 16,686 15,092 14,474 64,726 Income tax expense (benefit) 422 115 (353) (44) 140 Non-hotel EBITDA ownership expense 1,395 1,279 1,147 26 3,847 Hotel EBITDA including amounts attributable to noncontrolling interest 38,149 39,689 26,950 33,345 138,133 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (2,527) (1,866) (1,519) (1,429) (7,341) Hotel EBITDA attributable to the Company and OP unitholders $ 35,622 $ 37,823 $ 25,431 $ 31,916 $ 130,792 Non-comparable adjustments 138 606 2,301 2,213 5,258 Comparable hotel EBITDA $ 38,287 $ 40,295 $ 29,251 $ 35,558 $ 143,391 Number of Rooms 3,719 Comparable Hotel EBITDA per Room 38,556 Company Presentation // August 2019 32

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands Three Months Ended June 30, 2018 Net income (loss) $ 38,623 Non-property adjustments (15,423) Interest income (39) Interest expense 4,335 Amortization of loan cost 277 Depreciation and amortization 14,811 Income tax expense (benefit) 382 Non-hotel EBITDA ownership expense 755 Hotel EBITDA including amounts attributable to noncontrolling interest 43,721 Less: EBITDA adjustments attributable to consolidated noncontrolling interest (2,366) Hotel EBITDA attributable to the Company and OP unitholders $ 41,355 Non-comparable adjustments (4,502) Comparable hotel EBITDA $ 39,219 FFE reserve $ (5,617) Comparable net operating income $ 33,602 NOI adjustments attributable to noncontrolling interests (2,018) NOI attributable to the Company and OP unitholders $ 31,584 Company Presentation // August 2019 33

Reconciliation of Net Income to Hotel EBITDA by Property

In thousands

BRAEMAR HOTELS & RESORTS

TTM Ended June 30, 2019

	Bardesson o Hotel & Spa	Key West Pier House Resort	Hotel Yountvill e	Park Hyatt Beaver Creek	The Notary Hotel	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissan ce	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$ 383	$ 9,776	$ 453	$ 1,687	$ 3,604	$ 5,330	$ (2,990)	$ (563)	$ 10,684	$ 5,118	$ 43	$ 50,332	$ (71,816)	$ (21,484)
Non-property adjustments	—	—	(9)	—	—	—	—	—	—	—	(17)	(35)	35	—
Interest income	—	—	—	—	(15)	(13)	(66)	—	(47)	—	—	(257)	257	—
Interest expense	1,977	—	2,529	3,477	—	—	6,025	1,150	—	3,105	—	18,263	32,383	50,646
Amortization of loan cost	135	—	143	410	—	—	310	64	—	55	—	1,117	3,281	4,398
Depreciation and amortization	3,033	2,208	2,737	3,934	6,832	8,927	9,368	2,068	4,058	1,573	—	64,726	—	64,726
Income tax expense (benefit)	—	—	—	—	94	—	—	—	—	95	—	140	1,856	1,996
Non-hotel EBITDA ownership expense	302	(312)	(171)	502	108	481	357	376	166	1,494	2	3,847	(3,847)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,830	11,672	5,682	10,010	10,623	14,725	13,004	3,095	14,861	11,440	28	138,133	(37,851)	100,282
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	(7,341)	7,341	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	270	270
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	(253)	(253)
Hotel EBITDA attributable to the Company and OP unitholders	$ 5,830	$ 11,672	$ 5,682	$ 10,010	$ 10,623	$ 14,725	$ 13,004	$ 3,095	$ 14,861	$ 11,440	$ 28	$ 130,792	$ (30,493)	$ 100,299
Non-comparable adjustments	(4)	8	(2)	—	—	—	(134)	5,418	—	—	(28)	5,258		
Comparable hotel EBITDA	$ 5,826	$ 11,680	$ 5,680	$ 10,010	$ 10,623	$ 14,725	$ 12,870	$ 8,513	$ 14,861	$ 11,440	$ —	$ 143,391		
FFE reserve	(751)	(985)	(583)	(1,581)	(1,534)	(2,222)	(3,146)	(1,735)	(1,931)	(1,142)	—	(22,152)		
Comparable net operating income	$ 5,075	$ 10,695	$ 5,097	$ 8,429	$ 9,089	$ 12,503	$ 9,724	$ 6,778	$ 12,930	$ 10,298	$ -	$ 121,239		
NOI adjustments attributable to noncontrolling interests												(6,063)		
NOI attributable to the Company and OP unitholders	$ 5,075	$ 10,695	$ 5,097	$ 8,429	$ 9,089	$ 12,503	$ 9,724	$ 6,778	$ 12,930	$ 10,298	$ -	$ 115,176		

Company Presentation // August 2019

34

Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA

BRAEMAR HOTELS & RESORTS

In thousands

	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	TTM Ended June 30, 2019
Net income (loss)	$ (5,623)	$ (1,322)	$ (13,913)	$ (626)	$ (21,484)
Interest expense and amortization of loan costs	14,055	14,193	13,712	13,084	55,044
Depreciation and amortization	18,474	16,686	15,092	14,474	64,726
Income tax expense (benefit)	411	927	(82)	740	1,996
Equity in (earnings) loss of unconsolidated entity	51	50	88	81	270
Company's portion of EBITDA of OpenKey	(48)	(49)	(77)	(79)	(253)
EBITDA	27,320	30,485	14,820	27,674	100,299
(Gain) loss on sale of hotel property	(9)	—	(27)	—	(36)
EBITDAre	27,311	30,485	14,793	27,674	100,263
Amortization of favorable (unfavorable) contract assets (liabilities)	118	119	52	51	340
Transaction and management conversion costs	235	634	2,000	—	2,869
Other (income) expense	139	117	63	64	383
Write-off of loan costs and exit fees	—	312	—	—	312
Unrealized (gain) loss on investments	4,626	(707)	4,672	(2,158)	6,433
Unrealized (gain) loss on derivatives	(654)	872	(721)	578	75
Non-cash stock/unit-based compensation	2,021	1,528	1,295	1,674	6,518
Legal, advisory and settlement costs	75	71	426	277	849
Advisory services incentive fee	(1,105)	1,314	(2,241)	1,380	(652)
Company's portion of adjustments to EBITDAre of OpenKey	7	11	8	2	28
Adjusted EBITDAre	$ 32,773	$ 34,756	$ 20,347	$ 29,542	$ 117,418

Company Presentation // August 2019

35